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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ------------------------


         Date of Report (Date of Earliest Event Reported): July 27, 2000

                                  EDUVERSE.COM
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             (Exact Name of Registrant as Specified in its Charter)


                                  NEVADA
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                 (State or Other Jurisdiction of Incorporation)

          000-27239                                    88-0277072
  --------------------------            -------------------------------------
  (Commission File Number)              (I.R.S. Employer Identification No.)



     1135 Terminal Way
     Suite 209
     Reno, Nevada                                         89502-2168
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (775) 332-3325
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)


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


ITEM 5. OTHER EVENTS

     On October 10, 2000, the Registrant issued a press release disclosing that Mark E. Bruk has resigned from his positions as President, Chief Executive Officer and Chair of the Board of Directors of eduverse.com effective [October 10, 2000]. Mr. Bruk ALSO will cease to be a director of eduverse.com. The press release, which is filed as Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
Number         Description
------         -----------

99.1 Press Release, dated October 10, 2000, announcing the resignation of Mark E. Bruk




                                       2








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   EDUVERSE.COM



October 11, 2000                   By: /s/ Marc Crimeni
                                       --------------------------------------
                                       Marc Crimeni
                                       President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1 Press Release, dated October 10, 2000, announcing the resignation of Mark E. Bruk